CORPORATE
                                                                 HIGH YIELD
                                                                 FUND II, INC.

                                [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                               Performance

                                                              Semi-Annual Report
                                                              February 28, 1998

                       CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile
As of February 28, 1998

--------------------------------------------------------------------------------
                                                                      Percent of
Quality Ratings+                                                      Net Assets
--------------------------------------------------------------------------------
BBB................................................................        5%
BB.................................................................       26
B or lower.........................................................       60
NR (Not Rated).....................................................        9
--------------------------------------------------------------------------------
+The quality ratings shown are weighted averages by Standard & Poor's
 Corp. and Moody's Investors Service, Inc.

                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings.........................................     27.4%
Emerging Markets Holdings......................................     13.4
--------------------------------------------------------------------------------

                                                                Percent of Total
Top Five Foreign Countries*                                Long-Term Investments
--------------------------------------------------------------------------------
Canada.......................................................       4.8%
Argentina....................................................       3.4
Colombia.....................................................       3.1
Brazil.......................................................       2.9
Mexico.......................................................       2.7
--------------------------------------------------------------------------------
*All holdings are denominated in US dollars.

                           Corporate High Yield Fund II, Inc., February 28, 1998

--------------------------------------------------------------------------------
DEAR SHAREHOLDER
--------------------------------------------------------------------------------

High-Yield Market Overview

In a period generally buffeted by volatility in world stock and bond markets, the high-yield bond market delivered positive results, but underperformed alternative investments, during the six months ended February 28, 1998. Concerns about the possible impact of the Asian currency crisis in late 1997 gave way to greater optimism in early 1998, benefiting both US stocks and high-yield bonds. For the six months ended February 28, 1998, the high-yield market, as measured by the unmanaged CS First Boston High Yield Index, returned +6.21%, compared to a +7.60% return for ten-year Treasury bonds and +17.60% for the unmanaged Standard & Poor's 500 Index.

Valuations in the high-yield market have continued to reflect both favorable fundamentals and solid technical underpinnings. On the fundamental side, favorable economic conditions, the continuing strength of the stock market and a steady pace of corporate mergers, equity issuance, and debt refinancing have supported full valuations. These favorable fundamentals have been enhanced further by low default rates and improved credit quality for many high-yield issuers. The technical side of the market also has supported valuations. Significant ongoing capital flows into our market have more than compensated for record levels of new issuance and have supported prices. As a result, the yield spread between high-yield bonds (as measured by the CS First Boston High Yield Index) and ten-year Treasury bonds remained near historically narrow levels at 371 basis points (3.71%). The spread has widened 34 basis points since August 31, 1997. This modest spread widening reflects a somewhat more cautious attitude of investors toward the higher risk end of the bond universe and the consequent desire for more yield to compensate for the perceived risk.

We believe that the healthy fundamental and technical underpinnings of the market will persist at least through mid-year. In our view, market uncertainty will increase as the year progresses when the impact of the Asian economic crisis begins to have a greater effect on the US economy.

Fund Performance

For the six months ended February 28, 1998, total investment return on the Fund's Common Stock was +5.24%, based on a change in the per share net asset value from $13.07 to $13.08, and assuming reinvestment of $0.657 per share income dividends. During the same period, the net annualized yield of the Fund's Common Stock was 10.20%. The Fund's performance for the six-month period primarily reflects the defensive market posture we have maintained over the past year. Foreign holdings experienced considerable volatility during the period, dampening returns. However, we believe that, for the most part, our foreign investments are in companies with solid business prospects and sound capital structures, which will support credit quality. It is our belief that these bonds provide healthy return potential for the future, with fairly limited default risk.

Leverage Strategy

Reflecting our confidence in near-term continuation of favorable fundamentals and technicals in the high-yield market, we increased borrowings slightly over the past six months. The Fund began the period borrowing the equivalent of 15.1% of total assets invested. Borrowings at February 28, 1998 were 19.6% of total assets. The Fund was on average 12% leveraged over the six-month period ended February 28, 1998. The interest rate on the Fund's borrowings was 5.86% at February 28. Borrowings are primarily invested in "cushion" bonds that we believe have limited downside risk from adverse interest rate moves or from earnings disappointments. While such bonds generally have limited upside as well, we are able to enhance the yield of the portfolio somewhat by earning the modest spread between our borrowing cost and the yield on our investments. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Though market conditions for high-yield bonds have been quite favorable, we believe there are several events that could increase investor sensitivity to credit risk and erode confidence in our market. Among these are a significant stock market correction, rising default rates, a slower economy or slower profit growth. In an investment environment in which risk premiums are small, we believe it is appropriate to limit downside risk. We continue to emphasize shorter maturities and higher-quality issues, which we believe will be less sensitive to widening yield spreads.

Portfolio Characteristics

Communications and media remain our largest broad sector category, totaling nearly 7.4% of total long-term investments. Of the narrowly classified industries, the largest allocations were: transportation, 11.5% of net assets; paper & forest products, 9.2%; media & communications--international, 9.1%; energy, 7.7%; and financial services, 7.0%. Non-US bonds totaled nearly 27.4% of the portfolio, with emerging market issues accounting for 13.4% of total long-term investments. At February 28, 1998, the average maturity for the portfolio was 7 years, 1 month.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

April 2, 1998

Proxy Results

During the six-month period ended February 28, 1998, Corporate High Yield Fund II, Inc. shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on October 9, 1997. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                     Shares Voted           Shares Withheld
                                                                          For                 From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Joe Grills                  8,468,556                202,198
                                           Walter Mintz                8,469,022                201,732
                                           Robert S. Salomon Jr.       8,470,578                200,176
                                           Melvin R. Seiden            8,464,898                205,856
                                           Stephen B. Swensrud         8,475,123                195,631
                                           Arthur Zeikel               8,466,542                204,212
-----------------------------------------------------------------------------------------------------------

                                                                     Shares Voted Shares Voted Shares Voted
                                                                          For        Against      Abstain
-----------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the current fiscal year.          8,446,562     80,695     143,498
-----------------------------------------------------------------------------------------------------------


                                      2 & 3

                           Corporate High Yield Fund II, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS

                        S&P    Moody's      Face                                                                            Value
INDUSTRIES             Rating  Rating      Amount                            Corporate Bonds                 Cost         (Note 1a)
====================================================================================================================================
Aerospace &            B-      B2      $  650,000   L-3 Communications Corp., 10.375% due 5/01/2007     $    650,000   $    716,625
Defense--0.6%
====================================================================================================================================
Airlines--1.0%         B+      B1       1,030,723   USAir Inc., 11.20% due 3/19/2005**                       907,036      1,183,641
====================================================================================================================================
Automotive--1.2%       B       B3         625,000   Collins & Aikman Corp., 11.50% due 4/15/2006             625,000        706,250
                       B+      B2         625,000   Venture Holdings Trust, 9.50% due 7/01/2005              603,577        646,875
                                                                                                        ------------   ------------
                                                                                                           1,228,577      1,353,125
====================================================================================================================================
Broadcasting--         B-      B2       1,250,000   EZ Communications, Inc., 9.75% due 12/01/2005          1,265,625      1,367,188
Radio & Television--   B       B2         500,000   Sinclair Broadcasting Group Inc., 10% due 9/30/2005      494,375        540,000
2.2%                   B       B2         625,000   Young Broadcasting Inc., 11.75% due 11/15/2004           695,313        692,187
                                                                                                        ------------   ------------
                                                                                                           2,455,313      2,599,375
====================================================================================================================================
Building               BB+     B1         250,000   Cemex S.A., 12.75% due 7/15/2006 (c)                     250,000        305,000
Materials--0.3%
====================================================================================================================================
Cable--4.5%            CCC+    Caa      2,323,149   American Telecasting, Inc., 13.646% due 6/15/2004*     1,969,659        638,866
                       B-      B2       1,250,000   EchoStar Communications Corp., 10.923% due 6/01/2004*  1,152,048      1,178,125
                       B       B2       1,000,000   Intermedia Capital Partners, 11.25% due 8/01/2006      1,003,750      1,125,000
                       BB-     B2       1,250,000   Lenfest Communications, Inc., 10.50% due 6/15/2006     1,267,813      1,412,500
                       BB+     Ba3        500,000   TCI Communications Inc., 9.65% due 3/31/2027             545,625        586,990
                       B-      B3       1,915,000   Wireless One Inc., 13.998% due 8/01/2006* (g)          1,186,255        296,825
                                                                                                        ------------   ------------
                                                                                                           7,125,150      5,238,306
====================================================================================================================================
Cable--                                             Australis Media Ltd. (b):
International--2.9%    D       C           26,228     1.75%/15.75% due 5/15/2003                              17,730          8,655
                       NR++    NR++     2,961,000     1.75%/15.75% due 5/15/2003 (d)                       2,086,637      1,065,960
                                                    Diamond Cable Communications PLC*:
                       B-      B3         875,000     10.773% due 12/15/2005                                 669,238        669,375
                       B-      B3         250,000     11.387% due 2/15/2007                                  157,590        166,250
                                                    NTL Incorporated:
                       B-      B3         500,000     10% due 2/15/2007                                      500,313        535,000
                       B-      B3       1,250,000     Series B, 11.643% due 2/01/2006*                       893,856      1,000,000
                                                                                                        ------------   ------------
                                                                                                           4,325,364      3,445,240
====================================================================================================================================
Capital Goods--0.9%    B+      B3       1,000,000   Sequa Corporation, 9.375% due 12/15/2003               1,032,500      1,052,500
====================================================================================================================================
Chemicals--0.4%        B+      B2         500,000   Huntsman Corporation, 9.50% due 7/01/2007 (c)            500,000        517,500
====================================================================================================================================
Computer               BB-     Ba1      1,000,000   Advanced Micro Devices Inc., 11% due 8/01/2003         1,038,750      1,075,000
Services/              B-      B2         750,000   Amphenol Corporation, 9.875% due 5/15/2007               750,000        810,000
Electronics--3.4%      B       B2       1,000,000   Celestica International Inc., 10.50% due 12/31/2006    1,000,000      1,067,500
                       B-      B3       1,000,000   MCMS Inc., 9.75% due 3/01/2008 (c)                     1,000,000      1,000,000
                                                                                                        ------------   ------------
                                                                                                           3,788,750      3,952,500
====================================================================================================================================
Consumer               B       B3       2,225,000   CLN Holdings Inc., 12.181% due 5/15/2001*              1,522,023      1,621,469
Products--1.8%         B       B3         375,000   Packaged Ice Inc., 9.75% due 2/01/2005 (c)               372,660        384,375
                       B+      B1         122,000   Samsonite Corporation, 11.125% due 7/15/2005             117,883        137,250
                                                                                                        ------------   ------------
                                                                                                        $  2,012,566   $  2,143,094
====================================================================================================================================
Consumer               B       B2      $1,110,000   Affinity Group Inc., 11.50% due 10/15/2003             1,140,250      1,179,375
Services--1.0%
====================================================================================================================================
Diversified--0.4%      B-      B2         500,000   Koppers Industries, Inc., 9.875% due 12/01/2007 (c)      500,000        520,000
====================================================================================================================================
Energy--7.7%           B+      B2       1,125,000   Benton Oil and Gas Co., 11.625% due 5/01/2003          1,125,000      1,226,250
                       B       B1       1,250,000   KCS Energy Inc., 11% due 1/15/2003                     1,279,375      1,371,875
                       BBB-    Baa3     2,000,000   Oleoducto Central S.A., 9.35% due 9/01/2005** (c)      2,000,000      2,020,000
                       B+      B3       3,950,000   TransAmerican Energy Corp., 13.155% due 6/15/2002*     3,337,521      3,318,000
                       B+      B3       1,000,000   Trizec Hahn Corp., Series B, 10.875% due 12/01/2005    1,000,000      1,100,000
                                                                                                        ------------   ------------
                                                                                                           8,741,896      9,036,125
====================================================================================================================================
Entertainment--1.2%    B       B2       1,250,000   Six Flags Theme Parks, 9.937% due 6/15/2005*           1,326,026      1,381,250
====================================================================================================================================
Financial              B       B2       1,250,000   AMRESCO, Inc., 9.875% due 3/15/2005                    1,250,000      1,250,000
Services--7.0%         B       Ba3      1,508,000   First Nationwide Holdings Inc., 10.625% due 10/01/2003 1,678,920      1,685,190
                       BBB-    A3       1,000,000   IBJ Preferred Capital Co. LLC, 8.79% due 12/29/2049 (c)  985,000        972,500
                       BB+     B1       2,000,000   Penncorp Financial Group, Inc., 9.25% due 12/15/2003   2,000,000      2,100,000
                       BB-     Ba2      2,000,000   Reliance Group Holdings Inc., 9.75% due 11/15/2003     2,010,000      2,095,200
                       BB      NR++       162,000   Veritas Holdings GMBH, 9.625% due 12/15/2003             163,418        174,555
                                                                                                        ------------   ------------
                                                                                                           8,087,338      8,277,445
====================================================================================================================================
Food &                 B       B3         500,000   Curtice Burns Foods, Inc., 12.25% due 2/01/2005          500,000        552,500
Beverage--2.0%         BB-     Ba3      1,705,000   Fresh Del Monte Produce Corp., 10% due 5/01/2003       1,644,750      1,781,725
                                                                                                        ------------   ------------
                                                                                                           2,144,750      2,334,225
====================================================================================================================================
Foreign                BB-     B1       1,000,000   Republic of Brazil, 10.125% due 5/15/2027                910,505        971,000
Government
Obligations--0.8%
====================================================================================================================================
Furniture--0.9%        B       B1       1,000,000   Lifestyle Furnishings, Inc., 10.875% due 8/01/2006     1,126,250      1,115,000
====================================================================================================================================
Gaming--7.0%           B+      B2       2,000,000   GB Property Funding Corp., 10.875% due 1/15/2004       1,952,500      1,700,000
                       D       Caa      2,000,000   Harrah's Jazz Company, 14.25% due 11/15/2001 (f)       2,000,000        620,000
                       B+      B2         750,000   Hollywood Casino Corp., 12.75% due 11/01/2003            809,375        825,000
                       B+      B2       1,000,000   Station Casinos, Inc., 9.75% due 4/15/2007               992,774      1,127,500
                       BB-     B1       2,000,000   Trump Atlantic City, 11.25% due 5/01/2006              2,000,000      2,057,500
                       NR++    Caa        750,000   Trump Castle Funding Inc., 11.75% due 11/15/2003         700,643        718,125
                                                    Venetian Casino Resort LLC (c):
                       CCC+    Caa1     1,000,000     10% due 11/15/1999                                     937,522        910,000
                       B-      B3         250,000     12.25% due 11/15/2004                                  254,063        255,000
                                                                                                        ------------   ------------
                                                                                                           9,646,877      8,213,125
====================================================================================================================================
Health                 B       B3       1,250,000   ALARIS Medical, Inc., 9.75% due 12/01/2006             1,263,750      1,331,250
Services--5.8%         BBB     Ba2        750,000   Columbia/HCA Healthcare Corporation, 7.15%
                                                      due 3/30/2004                                          720,000        713,385
                       B-      B2         500,000   Extendicare Inc., 9.35% due 12/15/2007 (c)               500,000        520,000
                                                    Fresenius Medical Capital:
                       B+      Ba3        300,000     Trust I, 9% due 12/01/2006                             314,250        321,000
                       B+      Ba3        700,000     Trust II, 7.875% due 2/01/2008 (c)                     701,750        696,500
                       B-      B3         500,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007            500,000        513,750
                       B-      B3         500,000   Paragon Health Network, Inc., 9.50% due 11/01/2007 (c)   497,770        512,500
                       B+      B2       1,000,000   Quest Diagnostic Inc., 10.75% due 12/15/2006           1,000,000      1,122,500
                       B       B1       1,000,000   Vencor, Inc., 8.625% due 7/15/2007                       987,500      1,107,500
                                                                                                        ------------   ------------
                                                                                                           6,485,020      6,838,385
====================================================================================================================================


                                      4 & 5

                           Corporate High Yield Fund II, Inc., February 28, 1998

                        S&P    Moody's      Face                                                                            Value
INDUSTRIES             Rating  Rating      Amount                            Corporate Bonds                 Cost         (Note 1a)
====================================================================================================================================

Hotel--0.9%            BB-     Ba3     $1,000,000   HMH Properties Inc., 8.875% due 7/15/2007           $  1,001,250   $  1,053,750
====================================================================================================================================
Independent Power      BB-     Ba3        500,000   Calpine Corporation, 8.75% due 7/15/2007                 498,176        517,500
Producers--0.4%
====================================================================================================================================
Industrial--1.2%       B-      B3       1,250,000   Foamex Capital Corp. L.P., 13.50% due 8/15/2005        1,425,000      1,425,000
====================================================================================================================================
Media &                BB -    Ba3      1,000,000   Antenna TV S.A., 9% due 8/01/2007                        969,262      1,005,000
Communications--                                    Call-Net Enterprises, Inc.*:
International--9.1%    BB -    B1       1,250,000     10.927% due 12/01/2004                               1,080,947      1,162,500
                       BB -    B1       1,000,000     9.27% due 8/15/2007                                    667,490        701,250
                       BB -    B1       1,250,000   Comtel Brasileira Ltd., 10.75% due 9/26/2004 (c)       1,237,500      1,287,500
                       NR++    NR++     1,000,000   Facilicom International, 10.50% due 1/15/2008          1,000,000      1,017,500
                       BB -    B1         750,000   Globo Communicacoes Participacoes, Ltd., 10.50%
                                                      due 12/20/2006 (c)                                     748,142        748,125
                       BB      Ba2      1,250,000   Grupo Televisa, S.A., 11.375% due 5/15/2003            1,250,000      1,387,500
                       B -     B3       1,000,000   Satelites Mexicanos S.A., 10.125% due 11/01/2004 (c)   1,000,000      1,020,000
                       BBB -   Ba3      2,000,000   Telefonica de Argentina S.A., 11.875% due 11/01/2004   1,960,160      2,352,400
                                                                                                        ------------   ------------
                                                                                                           9,913,501     10,681,775
====================================================================================================================================
Metals &               CCC+    B2       2,000,000   Kaiser Aluminum & Chemical Corp., 12.75%
Mining--6.2%                                          due 2/01/2003                                        2,090,000      2,130,000
                                                    Maxxam Group, Inc.:
                       CCC+    B3       2,000,000     11.25% due 8/01/2003                                 1,990,000      2,120,000
                       CCC+    B3       1,835,000     14.726% due 8/01/2003*                               1,620,556      1,844,175
                       B       B3       1,000,000   Westmin Resources Ltd., 11% due 3/15/2007              1,000,000      1,160,000
                                                                                                        ------------   ------------
                                                                                                           6,700,556      7,254,175
====================================================================================================================================
Packaging--1.2%        B+      Ba3      1,250,000   Vicap S.A., 11.375% due 5/15/2007 (c)                  1,243,375      1,387,500
====================================================================================================================================
Paper & Forest         B       B3       1,250,000   Ainsworth Lumber Company, 12.50% due 7/15/2007+        1,216,617      1,232,358
Products--9.2%         B       B2       1,000,000   Bear Island Paper LLC, 10% due 12/01/2007 (c)          1,000,000      1,020,000
                       B+      B1       1,000,000   Container Corporation of America, 11.25% due 5/01/2004 1,095,000      1,088,750
                       BB -    B1       1,375,000   Doman Industries Ltd., 8.75% due 3/15/2004             1,268,125      1,340,625
                       BB      Ba3        625,000   Malette Inc., 12.25% due 7/15/2004                       695,312        700,000
                                                    P.T. Pabrik Kertas Tjiwa Kimia:
                       B -     B2         500,000     13.25% due 8/01/2001                                   555,000        435,000
                       B -     B2       1,000,000     10% due 8/01/2004 (c)                                  994,550        790,000
                                                    Repap New Brunswick, Inc.:
                       CCC     B2       1,000,000     9.875% due 7/15/2000                                 1,000,000      1,020,000
                       CC      Caa        750,000     10.625% due 4/15/2005                                  721,250        738,750
                       B -     B3         500,000   Riverwood International Corp., 10.25% due 4/01/2006      483,750        520,000
                       B+      B1       1,000,000   S.D. Warren Co., 12% due 12/15/2004                    1,000,000      1,112,500
                       B+      B1         750,000   US Timberlands Klamath Falls, 9.625% due 11/15/2007      750,000        788,437
                                                                                                        ------------   ------------
                                                                                                          10,779,604     10,786,420
====================================================================================================================================
Product                B-      B3       1,000,000   AmeriServ Food Company, 10.125% due 7/15/2007          1,000,000      1,082,500
Distribution--2.4%     B-      B3         750,000   Fisher Scientific International Inc., 9%
                                                      due 2/01/2008 (c)                                      750,000        761,250
                       B -     B3       1,000,000   Nebraska Book Co., 8.75% due 2/15/2008 (c)             1,000,000        995,000
                                                                                                        ------------   ------------
                                                                                                           2,750,000      2,838,750
====================================================================================================================================
Publishing &                                        Hollinger International, Inc.:
Printing--1.6%         BB+     Ba3     $  500,000     8.625% due 3/15/2005                                   497,500        526,250
                       BB-     B1         500,000     9.25% due 3/15/2007                                    496,790        533,750
                       B       B3         750,000   MDC Communications Corp., 10.50% due 12/01/2006          750,000        810,000
                                                                                                        ------------   ------------
                                                                                                           1,744,290      1,870,000
====================================================================================================================================
Specialty              B+      B1       1,000,000   NBTY, Inc., 8.625% due 9/15/2007                         991,750      1,027,500
Retailing--0.9%
====================================================================================================================================
Steel--0.6%            NR++    B1         750,000   CSN Iron S.A., 9.125% due 6/01/2007 (c)                  608,750        653,437
====================================================================================================================================
Supermarkets--1.0%     NR++    Caa      1,250,000   Food 4 Less Supermarkets, Inc., 11.039% due 7/15/2005* 1,046,851      1,162,500
====================================================================================================================================
Telephony/             B+      B2       1,000,000   GCI Inc., 9.75% due 8/01/2007                          1,000,000      1,062,500
Competitive            B       B2         500,000   Intermedia Communications, Inc.,
Local Exchange                                        10.503% due 7/15/2007*                                 327,315        366,875
Carriers--3.6%                                      Nextlink Communications Inc.:
                       B       B3       1,250,000     12.50% due 4/15/2006                                 1,250,000      1,437,500
                       B       B3         500,000     9% due 3/15/2008 (c)                                   498,990        498,990
                       B+      Baa3       750,000   Teleport Communications Group Inc., 9.875%
                                                      due 7/01/2006                                          791,625        858,750
                                                                                                        ------------   ------------
                                                                                                           3,867,930      4,224,615
====================================================================================================================================
Textiles--1.1%         B       B2       1,250,000   Polymer Group, Inc., 8.75% due 3/01/2008 (c)           1,250,000      1,250,000
====================================================================================================================================
Transportation--       BB-     B1       1,000,000   Alpha Shipping PLC, 9.50% due 2/15/2008 (c)              994,280        975,000
11.5%                  B+      B1       1,000,000   American Reefer Co. Ltd., 10.25% due 3/01/2008 (c)     1,000,000      1,000,000
                       BB-     NR++     1,250,000   Autopistas Del Sol S.A., 10.25% due 8/01/2009 (c)      1,225,000      1,215,625
                       BB-     Ba2      2,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003           2,030,000      2,066,500
                                                    GS Superhighway Holdings:
                       BB      Ba2        500,000     9.875% due 8/15/2004                                   498,750        382,500
                       BB      Ba3        500,000     10.25% due 8/15/2007                                   501,875        380,000
                                                    Sea Containers Ltd.:
                       BB-     B1       1,250,000     12.50% due 12/01/2004                                1,368,750      1,412,500
                       BB-     Ba3        750,000     7.875% due 2/15/2008 (c)                               750,000        750,000
                       NR++    B3       4,271,000   Transtar Holdings, Inc., 12.907% due 12/15/2003*       3,420,902      3,822,545
                       B-      B3       1,750,000   Trism Inc., 10.75% due 12/15/2000                      1,666,875      1,540,000
                                                                                                        ------------   ------------
                                                                                                          13,456,432     13,544,670
====================================================================================================================================
Utilities--6.7%        B+      Ba1        750,000   AES Corporation, 8.50% due 11/01/2007 (c)                748,500        772,500
                       BB-     B1       1,750,000   Beaver Valley Funding Corp., 9% due 6/01/2017          1,635,625      1,965,075
                       BB-     NR++       977,000   First PV Funding Corp., 10.30% due 1/15/2014           1,040,099      1,034,233
                       BBB-    Ba3      1,500,000   Metrogas S.A., 12% due 8/15/2000                       1,497,500      1,638,750
                       NR++    NR++     2,359,520   Tucson Electric & Power Co., 10.21%
                                                      due 1/01/2009** (e)                                  2,312,331      2,469,026
                                                                                                        ------------   ------------
                                                                                                           7,234,055      7,879,584
====================================================================================================================================
Wireless               CCC+    B2       1,000,000   Cencall Communications Corporation, 13.935%
Communications--                                      due 1/15/2004*                                         756,570        965,000
Domestic Paging &                                   Nextel Communications Inc.*:
Cellular--3.1%         CCC+    B2       1,200,000     12.576% due 8/15/2004                                  946,523      1,146,000
                       CCC     B2         750,000     9.505% due 10/31/2007                                  491,257        468,750
                       B-      B3       1,000,000   Western Wireless Corp., 10.50% due 2/01/2007             995,937      1,095,000
                                                                                                        ------------   ------------
                                                                                                           3,190,287      3,674,750
====================================================================================================================================
Wireless               NR++    NR++     1,000,000   Celcaribe S.A., 12.082% due 3/15/2004*                 1,025,000      1,030,000
Communications--       CCC+    B3       2,250,000   Cellular Communication International Inc., 11.885%
International Paging                                  due 8/15/2000*                                       1,684,377      1,923,750
& Cellular--5.6%       B+      B3       2,070,000   Comunicacion Celular, 13.153% due 11/15/2003*          1,459,787      1,599,075


                                      6 & 7

                           Corporate High Yield Fund II, Inc., February 28, 1998

SCHEDULE OF INVESTMENTS (concluded)

                        S&P    Moody's      Face                                                                            Value
INDUSTRIES             Rating  Rating      Amount                            Corporate Bonds                 Cost         (Note 1a)
====================================================================================================================================
Wireless               CCC     NR++    $1,250,000   McCaw International Ltd., 11.757% due 4/15/2007*    $    811,044   $    818,750
Communications--       B-      B3       1,500,000   Millicom International Cellular S.A., 13.803%
International Paging &                                due 6/01/2006*                                         961,294      1,156,875
Cellular (concluded)                                                                                    ------------   ------------
                                                                                                           5,941,502      6,528,450
====================================================================================================================================

                                                    Total Investments in Corporate Bonds--119.3%         138,027,477    140,133,212
====================================================================================================================================
                                           Shares
                                             Held                           Stocks & Warrants
====================================================================================================================================
Cable--0.0%                                18,350   American Telecasting, Inc. (Warrants) (a)                      0          7,340
                                            1,915   Wireless One Inc. (Warrants) (a)                          40,445             96
                                                                                                        ------------   ------------
                                                                                                              40,445          7,436
====================================================================================================================================
Entertainment--1.7%                        17,076   On Command Corporation (f)                             3,186,975        221,988
                                            5,447   On Command Corporation (Warrants) (a)                     43,576         29,618
                                            1,575   Time Warner Inc. (Preferred) (Series M)                1,726,313      1,789,594
                                                                                                        ------------   ------------
                                                                                                           4,956,864      2,041,200
====================================================================================================================================
Supermarkets--0.0%                         35,348   Grand Union Co. (f)                                    2,103,750         36,453
====================================================================================================================================
Telephony--                                   556   Intermedia Communications, Inc.
Competitive Local                                   (Convertible Preferred) (c)(f)                           562,553        681,100
Exchange
Carriers--0.6%
====================================================================================================================================
Wireless                                    3,020   Nextel Communications Inc. (Class A) (f)                  48,750         89,090
Communications--                              797   Nextel Communications Inc. (Preferred) (f)               802,790        916,550
Domestic Paging &                                                                                       ------------   ------------
Cellular--0.9%                                                                                               851,540      1,005,640
====================================================================================================================================
Wireless                                    1,250   Cellular Communications International Inc.
Communications--                                      (Warrants) (a)(c)                                       30,163         19,625
International Paging &                      2,070   Comunicacion Celular S.A. (Warrants) (a)(c)                2,261         14,490
Cellular--0.0%                                                                                          ------------   ------------
                                                                                                              32,424         34,115
====================================================================================================================================
                                                        Total Investments in Stocks & Warrants--3.2%       8,547,576      3,805,944
====================================================================================================================================
                                             Face
                                           Amount                         Short-Term Securities
====================================================================================================================================
Commercial                             $  309,000   General Motors Acceptance Corp., 5.69% due 3/02/1998     309,000        309,000
Paper***--0.3%
====================================================================================================================================
                                                    Total Investments in Short-Term Securities--0.3%         309,000        309,000
====================================================================================================================================
                                                    Total Investments--122.8%                           $146,884,053    144,248,156
                                                                                                        ============
                                                    Liabilities in Excess of Other Assets--(22.8%)                      (26,775,371)
                                                                                                                       ------------
                                                    Net Assets--100.0%                                                 $117,472,785
                                                                                                                       ============
====================================================================================================================================

* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase.

**   Subject to principal paydowns.

*** Commercial Paper is traded on a discount basis; the interest rate shown is the rate paid at the time of purchase by the Fund.

+ Represents a pay-in-kind security which may pay interest in additional shares/face.

++   Not Rated.

(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and the number of shares are subject to adjustment under certain conditions until the expiration date.

(b) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d)  Each $1,000 face amount contains one warrant of Australis Media Ltd.

(e) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $2,469,000, representing 2.1% of net assets.

                                           Acquisition                   Value
Issue                                         Date          Cost       (Note 1a)
--------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21%
due 1/01/2009                               3/23/1994    $2,312,331   $2,469,026
--------------------------------------------------------------------------------
Total                                                    $2,312,331   $2,469,026
                                                         ==========   ==========
--------------------------------------------------------------------------------
(f)  Non-income producing security.
(g)  Each $1,000 face amount contains one warrant of Wireless One Inc.

     See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of February 28, 1998
=============================================================================================================
Assets:        Investments, at value (identified cost--$146,884,053) (Note 1a)                  $144,248,156
               Cash ..........................................................                     1,250,381

               Receivables:
                 Securities sold ............................................. $  2,914,730
                 Interest ....................................................    2,594,607        5,509,337
                                                                               ------------
               Deferred organization expenses (Note 1e) ......................                        14,460
               Prepaid expenses and other assets .............................                       303,279
                                                                                                ------------
               Total assets ..................................................                   151,325,613
                                                                                                ------------
=============================================================================================================
Liabilities:   Loans (Note 5) ................................................                    28,400,000
               Payables:
                 Securities purchased ........................................    5,134,605
                 Interest on loans (Note 5) ..................................      208,698
                 Investment adviser (Note 2) .................................       54,217        5,397,520
                                                                               ------------
               Accrued expenses and other liabilities ........................                        55,308
                                                                                                ------------
               Total liabilities .............................................                    33,852,828
                                                                                                ------------
=============================================================================================================
Net Assets:    Net assets ....................................................                  $117,472,785
                                                                                                ============
=============================================================================================================
Capital:       Common stock, $.10 par value, 200,000,000 shares authorized ...                  $    898,383
               Paid-in capital in excess of par ..............................                   124,716,254
               Undistributed investment income--net ..........................                       745,473
               Accumulated realized capital losses on investments--net (Note 6)                   (6,251,428)
               Unrealized depreciation on investments--net ...................                    (2,635,897)
                                                                                                ------------
               Net Assets--Equivalent to $13.08 per share based on 8,983,827
               shares of capital stock outstanding (market price $13.6875) ...                  $117,472,785
                                                                                                ============
=============================================================================================================

      See Notes to Financial Statements.


                                      8 & 9

                           Corporate High Yield Fund II, Inc., February 28, 1998

STATEMENT OF OPERATIONS

                         For the Six Months Ended February 28, 1998
================================================================================
Investment Income        Interest and discount earned ............ $  6,590,858
(Note 1d):               Dividends ...............................      257,988
                         Other ...................................       39,035
                                                                   ------------
                         Total income ............................    6,887,881
                                                                   ------------
================================================================================
Expenses:                Loan interest expense (Note 5) ..........      472,282
                         Investment advisory fees (Note 2) .......      328,501
                         Professional fees .......................       34,561
                         Borrowing cost (Note 5) .................       30,735
                         Accounting services (Note 2) ............       25,817
                         Directors' fees and expenses ............       20,841
                         Transfer agent fees .....................       16,317
                         Printing and shareholder reports ........       14,557
                         Custodian fees ..........................        8,540
                         Amortization of organization expenses
                           (Note 1e) .............................        6,066
                         Pricing services ........................        3,752
                         Other ...................................       16,247
                                                                   ------------
                         Total expenses ..........................      978,216
                                                                   ------------
                         Investment income--net ..................    5,909,665
                                                                   ------------
================================================================================
Realized & Unrealized    Realized gain on investments--net .......    1,634,243
Gain (Loss) on           Change in unrealized depreciation on
Investment--Net            investments--net ......................   (1,665,935)
(Notes 1b,1d & 3):       Net Increase in Net Assets Resulting from ------------
                           Operations ............................ $  5,877,973
                                                                   ============
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Six      For the
                                                                                                Months Ended    Year Ended
Increase (Decrease) in Net Assets:                                                             Feb. 28, 1998  Aug. 31, 1997
===========================================================================================================================
Operations:              Investment income--net .............................................. $  5,909,665   $ 11,013,801
                         Realized gain (loss) on investments--net ............................    1,634,243     (1,676,196)
                         Change in unrealized depreciation on investments--net ...............   (1,665,935)     6,290,109
                                                                                               ------------   ------------
                         Net increase in net assets resulting from operations ................    5,877,973     15,627,714
                                                                                               ------------   ------------
===========================================================================================================================
Dividends to             Investment income--net ..............................................   (5,856,992)   (11,103,616)
Shareholders (Note 1f):                                                                        ------------   ------------
                         Net decrease in net assets resulting from dividends to shareholders .   (5,856,992)   (11,103,616)
                                                                                               ------------   ------------
===========================================================================================================================
Capital Share            Value of shares issued to Common Stock shareholders in reinvestment
Transactions (Note 4):     of dividends ......................................................    1,549,052      2,987,977
                                                                                               ------------   ------------
                         Net increase in net assets derived from capital share transactions ..    1,549,052      2,987,977
                                                                                               ------------   ------------
===========================================================================================================================
Net Assets:              Total increase in net assets ........................................    1,570,033      7,512,075
                         Beginning of period .................................................  115,902,752    108,390,677
                                                                                               ------------   ------------
                         End of period* ...................................................... $117,472,785   $115,902,752
                                                                                               ============   ============
===========================================================================================================================
                         * Undistributed investment income--net .............................. $    745,473   $    692,800
                                                                                               ============   ============
===========================================================================================================================

STATEMENT OF CASH FLOWS

                         For the Six Months Ended February 28, 1998
============================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ................ $  5,877,973
Operating Activities:    Adjustments to reconcile net increase (decrease) in net
                         assets resulting from operations to net cash provided
                         by operating activities:
                           Increase in receivables ...........................................     (420,202)
                           Increase in other assets ..........................................     (251,155)
                           Increase in other liabilities .....................................       83,927
                           Realized and unrealized loss on investments--net ..................       31,692
                           Amortization of discount ..........................................   (1,785,755)
                                                                                               ------------
                         Net cash provided by operating activities ...........................    3,536,480
                                                                                               ------------
============================================================================================================
Cash Used for            Proceeds from sales of long-term investments ........................   21,060,516
Investing Activities:    Purchases of long-term investments ..................................  (34,355,637)
                         Purchases of short-term investments .................................  (35,539,854)
                         Proceeds from sales and maturities of short-term investments ........   35,456,000
                                                                                               ------------
                         Net cash used for investing activities ..............................  (13,378,975)
                                                                                               ------------
============================================================================================================
Cash Provided by         Cash receipts from borrowings .......................................   31,100,000
Financing Activities:    Cash payments on borrowings .........................................  (15,700,000)
                         Dividends paid to shareholders ......................................   (4,307,941)
                                                                                               ------------
                         Net cash provided for financing activities ..........................   11,092,059
                                                                                               ------------
============================================================================================================
Cash:                    Net increase in cash ................................................    1,249,564
                         Cash at beginning of period .........................................          817
                                                                                               ------------
                         Cash at end of period ............................................... $  1,250,381
                                                                                               ============
============================================================================================================
Cash Flow                Cash paid for interest .............................................. $    364,638
Information:                                                                                   ============
============================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid
Financing Activities:    to shareholders ..................................................... $  1,549,052
                                                                                               ============
============================================================================================================

      See Notes to Financial Statements.


                                     10 & 11

                           Corporate High Yield Fund II, Inc., February 28, 1998

FINANCIAL HIGHLIGHTS

                   The following per share data and ratios have                               For the Year           For the Period
                   been derived from information provided in the   For the Six              Ended August 31,            Nov. 26,
                   financial statements.                           Months Ended  ----------------------------------    1993++ to
                   Increase (Decrease) in Net Asset Value:        Feb. 28, 1998+    1997+       1996       1995      Aug. 31, 1994
====================================================================================================================================
Per Share          Net asset value, beginning of period .......... $    13.07    $    12.56  $    12.44  $    12.37  $    14.18
Operating                                                          ----------    ----------  ----------  ----------  ----------
Performance:       Investment income--net ......................          .66          1.26        1.35        1.40        1.06
                     Realized and unrealized gain (loss)
                     on investments--net .........................        .01           .52         .15         .10       (1.91)
                                                                   ----------    ----------  ----------  ----------  ----------
                   Total from investment operations ..............        .67          1.78        1.50        1.50        (.85)
                                                                   ----------    ----------  ----------  ----------  ----------
                   Less dividends from investment income--net ....       (.66)        (1.27)      (1.38)      (1.43)       (.94)
                                                                   ----------    ----------  ----------  ----------  ----------
                   Capital charge resulting from the issuance
                   of Common Stock ...............................         --            --          --          --        (.02)
                                                                   ----------    ----------  ----------  ----------  ----------
                   Net asset value, end of period ................ $    13.08    $    13.07  $    12.56  $    12.44  $    12.37
                                                                   ==========    ==========  ==========  ==========  ==========
                   Market price per share, end of period ......... $  13.6875    $  13.4375  $    13.00  $    12.00  $   12.125
                                                                   ==========    ==========  ==========  ==========  ==========
====================================================================================================================================
Total Investment   Based on net asset value per share ............       5.24%++      14.91%      12.71%      13.41%      (6.27%)+++
Return:**                                                          ==========    ==========  ==========  ==========  ==========
                   Based on market price per share ...............       7.12%++      14.14%      20.94%      11.61%     (13.15%)+++
                                                                   ==========    ==========  ==========  ==========  ==========
====================================================================================================================================
Ratios to Average  Expenses, net of reimbursement and excluding
Net Assets:        interest expense ..............................        .77%*         .81%        .81%        .86%        .50%*
                                                                   ==========    ==========  ==========  ==========  ==========
                   Expenses, net of reimbursement ................       1.49%*        1.22%       1.65%       2.49%       1.68%*
                                                                   ==========    ==========  ==========  ==========  ==========
                   Expenses ......................................       1.49%*        1.22%       1.65%       2.49%       2.00%*
                                                                   ==========    ==========  ==========  ==========  ==========
                   Investment income--net ........................       9.03%*        9.23%       9.15%       8.73%       8.75%*
                                                                   ==========    ==========  ==========  ==========  ==========
====================================================================================================================================
Leverage:          Amount of borrowings outstanding, end of period
                   (in thousands) ................................ $   28,400    $   13,000  $    9,250  $   19,750  $   45,000
                                                                   ==========    ==========  ==========  ==========  ==========
                   Average amount of borrowings outstanding during
                   the period (in thousands) ..................... $   16,273    $    8,433  $   16,948  $   21,336  $   41,935
                                                                   ==========    ==========  ==========  ==========  ==========
                   Average amount of borrowings outstanding per
                   share during the period ....................... $     1.83    $      .97  $     1.98  $     2.55  $     5.10
                                                                   ==========    ==========  ==========  ==========  ==========
====================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ...... $  117,473    $  115,903  $  108,391  $  106,054  $  101,696
Data:                                                              ==========    ==========  ==========  ==========  ==========
                   Portfolio turnover ............................      18.23%        70.76%      69.75%      61.97%      42.21%
                                                                   ==========    ==========  ==========  ==========  ==========
====================================================================================================================================

+     Based on average shares outstanding.
++    Commencement of operations.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
+++   Aggregate total investment return.

      See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is


                                    12 & 13

                           Corporate High Yield Fund II, Inc., February 28, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the six months ended February 28, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $3,652 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 1998 were $39,490,242 and $23,975,246, respectively.

Net realized gains for the six months ended February 28, 1998 and net unrealized losses as of February 28, 1998 were as follows:

--------------------------------------------------------------------------------
                                                  Realized           Unrealized
                                                   Gains               Losses
--------------------------------------------------------------------------------
Long-term investments ..................         $1,634,243         $(2,635,897)
                                                 ----------         -----------
Total ..................................         $1,634,243         $(2,635,897)
                                                 ==========         ===========
--------------------------------------------------------------------------------

As of February 28, 1998, net unrealized depreciation for Federal income tax purposes aggregated $2,635,897, of which $8,187,337 related to appreciated securities and $10,823,234 related to depreciated securities. The aggregate cost of investments at February 28, 1998 for Federal income tax purposes was $146,884,053.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended February 28, 1998 and during the year ended August 31, 1997 increased by 119,206 and 233,770, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 30, 1998, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of FAM, through January 31, 1999. The agreement is for a $50,000,000 credit facility bearing interest at the Federal Funds rate plus 0.25% and/or LIBOR plus 0.25%. For the six months ended February 28, 1998, the average amount borrowed was approximately $16,273,000 and the daily weighted average interest rate was 5.85%. For the six months ended February 28, 1998, facility and commitment fees aggregated approximately $31,000.

6. Capital Loss Carryforward:

At August 31, 1997, the Fund had a net capital loss carryforward of approximately $7,117,000, of which $2,725,000 expires in 2003, $3,371,000 expires in 2004 and $1,021,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On March 9, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.107907 per share, payable on March 31, 1998 to shareholders of record as of March 23, 1998.

PORTFOLIO INFORMATION


Ten Largest
Holdings
                                                                                                                    Percent of Total
As of February 28, 1998                                                                                        Long-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Maxxam Group, Inc.              Maxxam is a holding company whose affiliate, Kaiser Aluminum, is a leading producer
11.25%    8/01/2003             of aluminum. Kaiser's common stock secures these bonds. Through subsidiaries,
14.726%   8/01/2003             Pacific Lumber and Britt Lumber, Maxxam is the largest producer of premium-grade
                                redwood lumber in the world.                                                                    2.8%
------------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings, Inc.         Transtar is a transportation holding company with seven railroads, a Great Lakes shipping
12.907%  12/15/2003             fleet and an inland barge operation. Transtar provides sole rail access and primary
                                water transport for nearly all the steel plants of USX.                                         2.7
------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications Inc.      Nextel is building a network to provide digital wireless communications services that
13.935%  1/15/2004              ultimately will have a nationwide footprint. The company currently has service in
12.576%  8/15/2004              over 225 cities and expects service to cover 85% of the US population by the end
9.505%   10/31/2007             of 1998. The company has over 1.2 million units in service. Our holdings include
13% Preferred Stock             bonds of 100%-owned Cencall Communications.                                                     2.4
------------------------------------------------------------------------------------------------------------------------------------
TransAmerican Energy Corp.      TransAmerican Energy has interests in natural gas and oil refining. The company owns
13.155%   6/15/2002             approximately 70% of TransTexas Gas Corp., a public natural gas exploration, development and production company, primarily in South Texas. 100%-owned TransAmerican Refining Corp.
                                owns a large petroleum refinery on the Gulf Coast near New Orleans. The refinery is being rebuilt to process heavy, sour crude oils into higher value, light petroleum products such as
                                gasoline and heating oil.                                                                       2.3
------------------------------------------------------------------------------------------------------------------------------------
Tucson Electric &               This electric utility serves Tucson, Arizona and surrounding areas. Our bonds are secured
Power Co.                       lease obligation bonds on the company's Springerville coal fired power generation plant.        1.7
10.21%    1/01/2009
------------------------------------------------------------------------------------------------------------------------------------
Telefonica de                   Telefonica de Argentina provides monopoly telephone service to the southern half of Argentina,
Argentina S.A.                  including about half the Buenos Aires metropolitan area where nearly one-third of Argentina's
11.875%  11/01/2004             population is located.                                                                          1.6
------------------------------------------------------------------------------------------------------------------------------------
Sea Containers Ltd.             Sea Containers has three principal businesses: marine container leasing, ferry and rail
12.50%   12/01/2004             transportation services and luxury hotels and other leisure industry activities. The container
7.875%    2/15/2008             business is to become part of a joint venture with GE Capital Services that will operate the joined container fleets as one of the two largest such fleets in the world. Ferry services primarily serve routes in Northern Europe, including Great Britain to France and Sweden
                                to Denmark.                                                                                     1.5
------------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum &               Kaiser, an affiliate of Maxxam Group, Inc., is one of the world's leading producers of aluminum.
Chemical Corp.                  The company mines and refines bauxite into alumina, produces aluminum from alumina
12.75%    2/01/2003             and manufactures fabricated aluminum products.                                                  1.5
------------------------------------------------------------------------------------------------------------------------------------
Reliance Group Holdings Inc.    Reliance Group is a holding company whose principal business is the ownership of property
9.75%    11/15/2003             and casualty insurance companies.                                                               1.5
------------------------------------------------------------------------------------------------------------------------------------
Penncorp Financial Group, Inc.  Penncorp is an insurance holding company. Through its subsidiaries, the company underwrites
9.25%    12/15/2003             and markets fixed benefit accident and sickness insurance, life insurance and accumulation
                                products to middle income markets throughout the United States and Canada.                      1.5

                                    14 & 15

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
KYT

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           #16913-2/98

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